Fair Value of Assets & Liabilities	9 Months Ended
Sep. 30, 2025
Fair Value of Assets & Liabilities [Abstract]
FAIR VALUE OF ASSETS & LIABILITIES
20	FAIR VALUE OF ASSETS & LIABILITIES

Asset and liabilities not measured at fair value

Cash and bank balance, other receivables and payables carrying amounts of these balances approximate their fair values due to the short-term nature of these balances.

Trade receivables and trade payables carrying amounts (including trade balances due from/to related parties) approximate their fair values as they are subject to normal trade credit terms.

Bank borrowings carrying amounts approximate their fair values as they are subject to interest rates close to market rate of interests for similar arrangements with financial institutions.